Vessels	6 Months Ended
Jun. 30, 2019
Property, plant and equipment [abstract]
Vessels
Vessels

Operating vessels and drydock
The following is a rollforward of the activity within Vessels and drydock from January 1, 2019 through June 30, 2019. Amounts capitalized as part of the Vessel are depreciated over the remaining useful life of the vessel. Amounts capitalized as part of Drydock are depreciated until each vessel's next scheduled drydock.

In thousands of U.S. dollars	Vessels	Drydock	Total
Cost
As of January 1, 2019	4,469,102	86,352	4,555,454
Additions (1)	35,279	10,561	45,840
As of June 30, 2019	4,504,381	96,913	4,601,294

Accumulated depreciation
As of January 1, 2019	(506,443)	(51,222)	(557,665)
Charge for the period	(79,226)	(8,957)	(88,183)
As of June 30, 2019	(585,669)	(60,179)	(645,848)
Net book value
As of June 30, 2019	$3,918,712	$36,734	$3,955,446

Net book value
As of December 31, 2018	$3,962,659	$35,130	$3,997,789

(1)	Additions during the six months ended June 30, 2019 primarily relates to the various costs relating to BWTS, scrubber and drydock installations.

The following is a summary of the cost types that were capitalized during the six months ended June 30, 2019:

In thousands of U.S. dollars	Drydock	Notional component of scrubber	Total drydock additions	Scrubber	BWTS	Other equipment	Capitalized interest	Total vessel additions
Handymax	$2,746	$—	$2,746	$—	$4,091	$584	$136	$4,811
MR	5,901	450	6,351	10,604	2,975	1,495	485	15,559
LR1	—	—	—	319	—	296	67	682
LR2	864	600	1,464	12,052	261	1,350	564	14,227
	$9,511	$1,050	$10,561	$22,975	$7,327	$3,725	$1,252	$35,279

Ballast Water Treatment Systems
In July 2018, we executed an agreement to purchase 55 ballast water treatment systems, or BWTS, from an unaffiliated third-party supplier for total consideration of $36.2 million. These systems are expected to be installed from 2018 to 2023, as each respective vessel under the agreement is due for its International Oil Pollution Prevention, or IOPP, renewal survey. Costs capitalized for these systems include the cost of the base equipment that the Company has contracted to purchase in addition to directly attributable installation costs. Costs capitalized during the six months ended June 30, 2019 include costs incurred for systems that were installed during this period, and installation costs incurred in advance of installations that are expected to occur in subsequent periods. We estimate the useful life of these systems to be for the duration of each vessel's remaining useful life and are depreciating the equipment and related installation costs on this basis.
Scrubbers
We have commenced a program to retrofit the substantial majority of our vessels with exhaust gas cleaning systems, or scrubbers. The scrubbers will enable our vessels to use high sulfur fuel oil, which is less expensive than low sulfur fuel oil, in certain parts of the world. From August 2018 through November 2018, we entered into agreements with two separate unaffiliated third party suppliers to retrofit a total of 77 of our vessels with such systems for total consideration of $116.1 million (which excludes installation costs). In June 2019, we exercised options with one of these suppliers to retrofit an additional 14 of our vessels with such systems for total consideration of $20.3 million (which excludes installation costs). These systems are expected to be installed throughout 2019 and 2020.
Costs capitalized for these systems include the cost of the base equipment that the Company has contracted to purchase in addition to directly attributable installation costs. Costs capitalized during the six months ended June 30, 2019 include costs incurred for systems that were installed during this period, and installation costs incurred in advance of installations that are expected to occur in subsequent periods. We estimate the useful life of these systems to be for the duration of each vessel's remaining useful life, with the exception of approximately 10% of the equipment cost, which is estimated to require replacement at each vessel's next scheduled drydock. This amount has been allocated as a notional component upon installation. The carrying value of the equipment, related installation costs, and notional component will be depreciated on this basis.

The following table is a timeline of future expected payments and dates for our commitments to purchase scrubbers and BWTS as of June 30, 2019 (1):

As of June 30,
In thousands of U.S. dollars	2019
Less than 1 month	$24,059
1-3 months	29,146
3 months to 1 year	55,838
1-5 years	12,644
5+ years	—
Total	$121,687

(1)	These amounts are subject to change as installation times are finalized. The amounts presented exclude installation costs.
Carrying values of vessels
At each balance sheet date, we review the carrying amounts of our vessels and related drydock costs to determine if there is any indication that those vessels and related drydock costs have suffered an impairment loss. If such indication exists, the recoverable amount of the vessels and related drydock costs is estimated in order to determine the extent of the impairment loss (if any). Recoverable amount is the higher of fair value less costs to sell and value in use. As part of this evaluation, we consider certain indicators of potential impairment, such as market conditions including forecast time charter rates and values for second hand product tankers, discounted projected vessel operating cash flows, and the Company’s overall business plans.
At June 30, 2019, we reviewed the carrying amount of our vessels to determine whether there was an indication that these assets had suffered an impairment. First, we compared the carrying amount of our vessels to their fair values less costs to sell (determined by taking into consideration two independent broker valuations). If the carrying amount of our vessels was greater than their fair values less costs to sell, we prepared a value in use calculation where we estimated each vessel’s future cash flows. These estimates were primarily based on (i) a combination of the latest forecast, published time charter rates for the next three years and a 2.33% growth rate (which is based on published historical and forecast inflation rates) in freight rates in each period thereafter and (ii) our best estimate of vessel operating expenses and drydock costs, which are based on our most recent forecasts for the next three years and a 2.33% growth rate in each period thereafter. These cash flows were then discounted to their present value using a pre-tax discount rate of 7.54%.
At June 30, 2019, our operating fleet consisted of 109 owned or finance leased vessels. Value in use calculations were performed on all 109 owned or finance leased vessels in operation which resulted in no instances where the present value of the operating cash flows was less than the carrying value. Therefore, no impairment was recorded.
The impairment test that we conduct is most sensitive to variances in the discount rate and future time charter rates. Based on the sensitivity analysis performed for June 30, 2019, a 1.0% increase in the discount rate or a 5.0% decrease in forecasted time charter rates would not result in an impairment charge.
Capitalized interest

In accordance with IAS 23 - Borrowing Costs, applicable interest costs are capitalized during the period that vessels that are having BWTS and/or scrubber installations. For the six months ended June 30, 2019, we capitalized interest expense for the respective vessels of $1.3 million. The annualized capitalization rate used to determine the amount of borrowing costs eligible for capitalization was 6.47% for the six months ended June 30, 2019. We cease capitalizing interest when the vessels reach the location and condition necessary to operate in the manner intended by management.